UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOVINT TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOVINT TECHNOLOGIES, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2007
To Stockholders of Novint Technologies, Inc.:
You are hereby notified that a Special Meeting (the “Meeting”) of the stockholders of Novint Technologies, Inc., a Delaware corporation (the “Company”), will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 on June 19, 2007, at 1:00 p.m. Local Time, to act on the following matters:
(1)	Amend and restate the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 150,000,000 and to cancel the authorized shares of the Company’s Series A Preferred Stock;

(2)	Amend and restate the Novint Technologies, Inc. 2004 Stock Incentive Plan to increase the number of authorized shares from 3,500,000 to 7,500,000; and

(3)	Such other matters as may properly come before the Meeting or any adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Stockholders who owned Common Stock at the close of business on May 3, 2007, are entitled to notice of and to vote at the Meeting.
All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Meeting. Submission of a Proxy does not disqualify a stockholder from attending the Meeting and voting in person. The mailing address of the Company’s principal executive office is as follows:
Novint Technologies, Inc.
c/o Tom Anderson
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
(866) 298-4420
By Order of the Board of Directors,
Tom Anderson
Chairman
Dated: May 14, 2007
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES.

Page
PROXY STATEMENT	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
EXECUTIVE COMPENSATION
PROPOSAL 1: AMEND AND RESTATE THE COMPANY’S CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK AND TO CANCEL THE AUTHORIZED SHARES OF THE COMPANY’S SERIES A PREFERRED STOCK	7
PROPOSAL 2: AMEND AND RESTATE THE NOVINT TECHNOLOGIES, INC. 2004 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OTHER MATTERS	9
EXHIBIT A: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NOVINT TECHNOLOGIES, INC.	13
EXHIBIT B: NOVINT TECHNOLOGIES, INC. AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN	15
-i-

NOVINT TECHNOLOGIES, INC.
4109 BRYAN AVENUE, NW
ALBUQUERQUE, NEW MEXICO 87114
(866) 298-4420
PROXY STATEMENT
FOR
2007 SPECIAL MEETING OF STOCKHOLDERS
General
The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Novint Technologies, Inc. (the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Stockholders to be held on June 19, 2007 at 1:00 p.m. Local Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024. The mailing address of our principal executive office is 4109 Bryan Avenue, NW, Albuquerque, New Mexico 87114. The telephone number at that address is (866) 298-4420. This Proxy Statement and form of Proxy were first sent to stockholders on or about May 14, 2007.
Record Date and Shares Outstanding
At the close of business on May 3, 2007 (the “Record Date”), we had outstanding 30,441,299 shares of common stock, $.01 par value (“Common Stock”), each entitling stockholders to one vote per share.
Revocability of Proxies
Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person. A stockholder’s mere presence at the Special Meeting will not revoke any Proxy previously given to us.
Voting Procedures
General. Your shares will be voted in accordance with your voting instructions on your form of Proxy. If you submit a signed Proxy, but do not mark your instructions, your shares will be voted as follows:
•	FOR the amendment and restatement to our Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 150,000,000 and to cancel the authorized shares of the Company’s Series A Preferred Stock;

•	FOR the amendment and restatement to the Novint Technologies, Inc. 2004 Stock Incentive Plan to increase the number of authorized shares from 3,500,000 to 7,500,000; and

•	At the discretion of the proxies, upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
Submission of Proxies.
We encourage you to sign, date, and return the proxy card, even if you plan to attend the Special Meeting, so that your shares will be voted if you are unable to attend the meeting. If you attend the Special Meeting and wish to vote in person, we will provide you with ballots at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you will need to bring with you to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Solicitation of Proxies
The cost of this solicitation will be borne by us, including the costs of printing and mailing. In addition to solicitation by mail, proxies may also be solicited by our directors, officers, or regular employees, without additional compensation, personally, or by telephone, telecopier or email. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of Common Stock.
Quorum; Voting; Abstentions; Broker Non-votes
The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 30,441,299 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 15,220,650 votes will be required to establish a quorum.
Proxies received but marked as abstentions, votes withheld and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for the purposes of determining a quorum.
The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote is required to approve all proposals brought before the meeting. Shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (broker non-votes), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares entitled to vote and present. Accordingly, abstentions will have the effect of a vote “against” the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.
Interests of Certain Persons in Matters to be Acted Upon
Tom Anderson, our Chief Executive Officer and Chairman, Marvin Maslow and V. Gerald Grafe, our directors, and Walter Aviles, our Chief Technology Officer, are entitled to receive awards from the Novint Technologies, Inc. 2004 Stock Incentive Plan.
Proposals by Stockholders
None.
Dissenters’ Right of Appraisal
None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of May 3, 2007 with respect to the beneficially ownership of the outstanding shares of the Company’s capital stock by (i) each stockholder known to be the beneficial owner of five percent (5%) or more of the outstanding shares, (ii) each executive officer and director of the Company, and (iii) all the aforementioned executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 3, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 30,441,299 common shares issued and outstanding on as of May 3, 2007.

	Number of
	Shares of		Percent of Shares
	Common Stock		of Common Stock
	Beneficially		Beneficially
Name of Beneficial Owner and Address (1)	Owned (2)		Owned (2)
Tom Anderson	6,540,118	(3)	19.4%
Walter Aviles	1,782,220	(4)	5.5%
V. Gerald Grafe	166,169	(5)	*
Marvin Maslow	850,000	(6)	2.7%
Manhattan Scientifics, Inc.	1,743,498		5.7%
Dean R. Danielson	1,814,773	(7)	6.0%
Walter M. Zierman	3,118,939	(8)	9.9%
RAB Special Situations (Master) Fund Limited	2,106,000	(9)	6.8%
AIGH Investment Partners, LLC	2,800,000	(10)	8.8%
Paul Packer	2,300,000	(11)	7.3%
All Executive Officers and Directors as a Group (4 persons)	10,038,507		25.7%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of the beneficial owner will be c/o Novint Technologies, Inc., 4109 Bryan Avenue, NW, Albuquerque, New Mexico 87114.

(2)	Percentage of common stock beneficially owned is based on a total of 30,441,299 shares of the Company’s common stock outstanding as of May 3, 2007.

(3)	Includes an option to purchase 3,000,000 shares of our common stock at an exercise price of $0.05 per share and an option to purchase 200,000 shares of our common stock at an exercise price of $0.66 per share. Under this option, 100,000 additional shares vest on June 10, 2007, June 10, 2008 and June 10, 2009. Also includes a warrant to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share. Inclusion of the warrant shares assumes the warrants will be exercisable within 60 days of May 3, 2007 based upon the filing and acceptance of the Amended and Restated Certificate of Incorporation with the State of Delaware within the same time period.

(4)	Includes options to purchase 82,220 shares of our common stock at an exercise price of $0.01 per share; 1,100,000 shares of our common stock at an exercise price of $0.05 per share; and 600,000 shares of our common stock at an exercise price of $0.66 per share. Under the last option, 200,000 additional shares vest on February 18, 2008 and February 18, 2009.

(5)	Mr. Grafe is a Director and owns 141,169 shares of our common stock and a warrant to purchase 25,000 shares of our common stock at an exercise price of $1.50.

(6)	Mr. Maslow is a Director of Novint and is the CEO of Manhattan Scientifics which owns 1,743,498 shares of our common stock. Includes an option to purchase 100,000 vested shares at an exercise price of $0.66 per share. Under this option 50,000 shares vest on June 10 of each year until 2009. Also includes an option to purchase 750,000 vested shares at an exercise price of $0.90 per share. Under this option, 500,000 additional shares vest on December 31, 2007 and 250,000 shares on December 31, 2008.

(7)	Mr. Danielson’s address is P.O. Box 3462, Coeur D’Alene, Idaho 83816.

(8)	Includes warrants to purchase 1,025,000 shares of our common stock, 425,000 shares at an exercise price of $2.00 per share, 150,000 shares at an exercise price of $1.01 per share, and 450,000 shares at an exercise price of $1.00 per share. Also includes 1,881,818 shares held as trustee for the Zierman Living Trust and the Walter M. Zierman DDS PA Age-Weighted Profit Sharing Plan and Trust. Mr. Zierman’s address is 1058 Camino Manana, Santa Fe, New Mexico 87501.

(9)	Includes warrants to purchase 702,000 shares of our common stock at an exercise price of $2.00 per share. The address for RAB Special Situations (Master) Fund Limited (“RAB”) is P.O. Box 908GT, Walker House Mary Street, George Town, Cayman Islands. Mr. Benjamin Hill and Mr. Fraser McGee exercise shared voting and investment control over such shares.

(10)	Includes warrants to purchase 1,400,00 shares of our common stock at an exercise price of $1.50 per share. Inclusion of the warrant shares assumes the warrants will be exercisable within 60 days of May 3, 2007 based upon the filing and acceptance of the Amended and Restated Certificate of Incorporation with the State of Delaware within the same time period. The address for AIGH Investment Partners, LLC (“AIGH”) is 6006 Berkeley Avenue, Baltimore, Maryland 21209. Orin Hirschman is the managing member of AIGH and exercises sole voting and investment control over such shares.

(11)	Includes 900,000 shares of our common stock and warrants to purchase 900,000 shares of our common stock at an exercise price of $1.50 per share held by Globis Capital Partners, LP and 175,000 shares of our common stock and warrants to purchase 175,000 shares of our common stock at an exercise price of $1.50 per share held by Globis Overseas Fund, Ltd. Mr. Packer exercises sole voting and investment control over these shares. Also includes warrants to purchase 75,000 shares of our common stock at an exercise price of $1.50 per share held by Mr. Parker. Inclusion of the warrant shares assumes the warrants will be exercisable within 60 days of May 3, 2007 based upon the filing and acceptance of the Amended and Restated Certificate of Incorporation with the State of Delaware within the same time period. The address for Mr. Packer is 60 Broad Street, 38th floor, New York, New York 10004.
EXECUTIVE COMPENSATION
Summary Compensation
The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended December 31, 2006. The following table summarizes all compensation for fiscal year 2006 received by our Chief Executive Officer, and Novint’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2006.
SUMMARY COMPENSATION TABLE

						Non-	Nonquali-
						Equity	fied
						Incentive	Deferred	All
						Plan	Compen-	Other
				Stock	Option	Compen-	sation	Compen
				Awards	Awards	sation	Earnings	-sation
Name and principal position	Year	Salary ($)	Bonus ($)	($)	($)	($)	($)	($)	Total ($)
Tom Anderson, Chief Executive Officer, Chief Financial Officer and Director	2006	$150,000	—	—	—	—	—	—	$150,000
Walter Aviles, Chief Technical Officer	2006	$155,000	—	—	—	—	—	—	$155,000

Outstanding Equity Awards
The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of our named executive officers outstanding as of December 31, 2006.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS
Equity
								Equity	incentive
								incentive	plan
								plan	awards:
								awards:	Market
								number	or payout
			Equity					of	value of
			Incentive					unearned	unearned
			Plan			Number		shares,	shares,
			Awards:			of shares		units or	units or
	Number of	Number of	Number of			or units		other	other
	securities	securities	Securities			of stock		rights	rights
	underlying	underlying	underlying			that have	Market value of	that have	that have
	unexercised	unexercised	unexercised	Option	Option	not	shares or units of	not	not
	options (#)	options (#)	unearned	exercise	expiration	vested	stock that have not	vested	vested
Name	Exercisable	Unexercisable	options (#)	price ($)	date	(#)	vested ($)	(#)	($)
Tom Anderson (1)	3,000,000	—	—	$0.05	6/14/2012
Tom Anderson (2)	200,000	300,000	—	$0.66	6/10/2014
Walter Aviles (1)	81,515	—	—	$0.01	11/1/2010
Walter Aviles (1)	705	—	—	$0.01	11/1/2011
Walter Aviles (1)	1,100,000	—	—	$0.05	6/14/2012
Walter Aviles (3)	400,000	600,000	—	$0.66	6/14/2014

(1)	This option was fully vested as of December 31, 2006.

(2)	100,000 options vest each year on June 10 starting June 10, 2005.

(3)	200,000 options vest each year on February 18 starting February 18, 2005.
Stock Options
There were no stock options granted to executive officers during the fiscal year ended December 31, 2006 and there was no exercise of stock options during the last completed fiscal year by the executive officers.
Director Compensation
The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended December 31, 2006.
DIRECTOR COMPENSATION

Change in
				Non-	Pension
				Equity	Value and
				Incentive	Nonqualified
	Fees Earned			Plan	Deferred
	or Paid in	Stock		Compen-	Compensation	All Other
	Cash	Awards	Option Awards	sation	Earnings	Compen-
Name	($)	($)	($)	($)	($)	sation ($)	Total ($)
Ed Barsis, former director	—	—	—	—	—	—	—
Marvin Maslow (1)	—	—	$1,335,000 (4)	—	—	$75,000 (3)	$1,410,000
V. Gerald Grafe (2)	—	$15,000	—	—	—	$103,817 (2)	$118,817

(1)	The aggregate number of stock awards and option awards issued to Mr. Maslow and outstanding as of December 31, 2006 is 0 and 1,750,000, respectively.

(2)	The aggregate number of stock awards and option awards issued to Mr. Grafe and outstanding as of December 31, 2006 is 13,637 and 0, respectively. Mr. Grafe is a shareholder and practicing attorney at the law firm Hisey Grafe, P.C. (the “Firm”), which represents Novint on intellectual property and other related matters. The Firm accrued $103,817 in legal fees in 2006. Mr. Grafe was issued 43,290 shares of common stock as payment for $43,290 of these legal fees.

(3)	Compensation earned for fund raising and investor relations services provided to Novint.

(4)	The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 10 years; risk-free interest rate of 5.25%; volatility rate of 146%; and fair market value of $0.90 per share at date of grant.

(5)	We granted 13,637 shares to Mr. Grafe on September 20, 2006. The value of the stock award was calculated based on the aggregate grant date fair value computed in accordance with FAS 123R.
Director Contracts
We have a director agreement with V. Gerald Grafe providing that Mr. Grafe will be compensated for each year of service, at his election, either (i) shares of the Company’s common stock having an aggregate fair market value of $15,000 or (ii) options to purchase common stock of the Company having an aggregate fair market value of $15,000 with an exercise price equal to the fair market value at the time of the option grant. Mr. Grafe will also receive shares or options in the manner described above having an aggregate fair market of $1,000 for each meeting of the Board of Directors Mr. Grafe attends.
There are no other director agreements between the Company and any other board member.
Employment Contracts
We have an employment agreement with our CEO, Tom Anderson. Under such agreement, he is entitled to an annual base salary of $150,000 per year and cash bonus to be determined by Novint, is subject to confidentiality provisions and is entitled to a severance of one year base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement is March, 2004.
We also have an employment agreement with our CTO, Walter Aviles. Under such agreement, he was originally granted options to purchase 400,000 shares of Novint’s common stock, but options to purchase 200,000 shares were cancelled, he is currently entitled to an annual base salary of $155,000 per year and cash bonus to be determined by Novint, is subject to confidentiality provisions and is entitled to a severance of two months base salary if he is terminated by Novint without cause. This agreement does not provide provisions covering a change in control of Novint. The commencement date of this agreement is November 11, 2000.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.
[Remainder of Page Intentionally Left Blank]

PROPOSAL 1
AMENDMENT AND RESTATEMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK FROM 50,000,000 TO 150,000,000
AND TO CANCEL THE AUTHORIZED SERIES A PREFERRED STOCK
We are proposing to amend and restate our Certificate of Incorporation to increase the authorized common stock from 50,000,000 shares to 150,000,000 shares and to cancel the 4,000 authorized shares of Series A Preferred Stock (referred to hereafter as the “Authorized Shares Amendment”). The text of the Authorized Shares Amendment is included in this Proxy Statement as Exhibit A. Currently, we have 50,000,000 shares of common stock authorized, of which 30,441,299 shares are issued and outstanding as of the record date, and 4,000 shares of Series A Preferred Stock authorized, of which no shares are issued or outstanding.
The Authorized Shares Amendment will be implemented by filing the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (the “Certificate of Amendment”). Following the Authorized Shares Amendment, the number of shares of the Company’s capital stock will be as follows:

	Common Stock	Authorized	Preferred Stock	Authorized
	Outstanding	Common Stock	Outstanding	Preferred Stock
Pre Authorized Shares Amendment	30,441,299	50,000,000	0	4,000
Post Authorized Shares Amendment	30,441,299	150,000,000	0	0
Reason for Amendment
On March 5, 2007, the Company entered into a Unit Subscription Agreement with 42 accredited investors pursuant to which the Company issued and sold $9,000,000 Units, consisting of an aggregate of 9,000,000 shares of the Company’s common stock and warrants to purchase an aggregate of 9,000,000 shares of the Company’s common stock (the “Transaction”). The Company currently has reserved from its authorized but unissued shares of common stock 17,245,724 shares for issuance from time to time pursuant to the exercise of previously issued warrants and options. After the issuance of the 9,000,000 shares of common stock pursuant to the Transaction, the Company will not have a sufficient number of unreserved authorized and unissued shares of common stock to issue the 9,000,000 shares issuable upon exercise of the warrants issued in the Transaction. Accordingly, 6,687,023 of the newly authorized and unissued shares of common stock will be reserved for this purpose.
In addition, the unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with additional financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors. In the event the Authorized Shares Amendment is not approved, the Company may be in default in its investment agreements which could cause future fundraising activities, if required, to be more difficult.
The Authorized Shares Amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.
Effect of the Proposal/Advantages and Disadvantages
The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for an annual meeting of stockholders in order to increase the authorized capital.
Generally, the availability of additional authorized and unissued shares of common stock could make attempts to gain control of Novint or the board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. For example, although the board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving Novint.

Section 242 of the Delaware General Corporation Law
Section 242 of the Delaware General Corporation Law permits the amendment of a corporation’s certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action. Because there are no currently issued preferred shares, only the holders of Common Stock of Novint are required to vote on this action.
Effective Date
The Authorized Shares Amendment will become effective upon the filing of the Authorized Shares Amendment with the Delaware Secretary of State.
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 50,000,000 TO 150,000,000 AND TO CANCEL THE AUTHORIZED SHARES OF THE COMPANY’S SERIES A PREFERRED STOCK.

PROPOSAL 2
AMENDMENT AND RESTATEMENT TO THE
NOVINT TECHNOLOGIES, INC. 2004 STOCK INCENTIVE PLAN
TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 3,500,000 TO 7,500,000
An Amendment and Restatement to the Novint Technologies, Inc. 2004 Stock Incentive Plan (the “Plan”) to increase the shares of common stock included in the Plan from 3,500,000 shares to 7,500,000 shares (the “Plan Increase”) is being submitted for stockholder approval. Currently, we have 7,500,000 shares of common stock reserved for the Plan, of which 2,847,500 shares have been issued as of the Record Date. The Board of Directors believes that adoption of the Plan Increase will be in our best interests by strengthening the desire of employees, directors and consultants to continue their employment or association with us, by helping us attract and secure services of employees, directors and consultants that are eligible for awards under the Plan, by aligning their interests with ours, and by securing other benefits for us through options and restricted stock grants to be granted thereunder.
The essential features of the Plan are outlined below. The Plan is attached as Exhibit B. The description of the Plan in this Proxy Statement is qualified in its entirety by reference to Exhibit B.
Description of the Plan
On February 17, 2004 the Board of Directors adopted, and the majority stockholders approved, the Plan. The Plan authorizes awards of options (both incentive stock options and non-qualified stock options). Persons eligible to receive awards under the Plan include our employees, officers and directors and our consultants, independent contractors and advisors. As of the Record Date, we have ten employees, two officers, one of whom is also a director, and two outside directors who would be eligible to receive awards under the Plan. The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors.
Our Board of Directors administers the Plan. The Board has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, any exercise or purchase price required to be paid, when options may be exercised and the term of option grants. Awards under the Plan are not defined as to any group. The term of the Plan is 10 years from the date the Plan was adopted by the Board of Directors. A total of 3,500,000 shares of common stock were originally reserved for awards under the Plan, which the Board increased to 7,500,000 shares on November 1, 2006. As of the Record Date, the approximate total fair market value of the common stock remaining to be awarded from the Plan, totaling 4,652,500 shares, was approximately $6,048,250.
Options may be designated as “incentive” options or “non-qualified” options. Incentive options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. The exercise price for non-qualified stock options may not be less than 85% of the fair market value of the common stock on the date of grant. Neither incentive options nor non-qualified options may have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.
A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.
If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.
A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

There is no tax consequence to Novint as a result of either the grant or the vesting of non-qualified stock options or incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), Novint would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. Novint is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. Novint is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.
Benefits Allocated to Executive Officers, Directors and Employees
As of the Record Date, the following awards have been made to persons who comprise the executive group (our Chief Executive Officer, President and acting Chief Financial Officer and our Chief Technology Officer), the non-executive director group and the non-executive officer employee group.

Name and Position	Dollar Value ($)	Number of Shares
Tom Anderson, CEO, CFO and Director	$4,375,000	3,500,000
Walter Aviles, CTO	$2,630,000	2,182,220
Executive Group	$7,005,000	5,682,220
Non-Executive Director Group	$1,139,000	1,750,000
Non-Executive Officer Employee Group	$1,335,245	1,186,300
Other awards may be made to the Chief Executive Officer, Chief Technology Officer, directors, and other members of the executive group in the future. Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Proxy Statement.
Set forth in the table below is information regarding awards made pursuant to the Plan through December 31, 2006, the most recently completed fiscal year.

	Number of securities to be		Number of securities
	issued upon exercise of		remaining available for future
	outstanding options,	Weighted average exercise	issuance under equity
	warrants	price of outstanding options,	compensation plans (excluding
Plan Category	and rights	warrants and rights	securities reflected in column 2)
Equity Compensation Plan Approved by Security Holders	5,966,430	$0.81	1,533,570
Equity Compensation Plan Not Approved by Security Holders	—	—	—
Vote Required
The affirmative vote of the majority of Common Stock present in person or represented by Proxy at the meeting and entitled to vote on the subject matter will be required to approve the Plan Increase.

Recommendation of the Board of Directors
STOCKHOLDERS SHOULD NOTE THAT BECAUSE DIRECTORS MAY RECEIVE STOCK OPTIONS AND RESTRICTED STOCK GRANTS UNDER THE PLAN, OUR CURRENT DIRECTORS HAVE A PERSONAL INTEREST IN THE PROPOSAL AND ITS APPROVAL BY STOCKHOLDERS. HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE PLAN INCREASE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS.
OTHER MATTERS
A copy of our Annual Report on Form 10-KSB, as filed with the Securities Exchange Commission, is available upon written or oral request and without charge to stockholders by writing to c/o Tom Anderson, Novint Technologies, Inc., 4109 Bryan Avenue, NW, Albuquerque, New Mexico 87114, (866) 298-4420.
We do not know of any business to be presented at the Special Meeting other than as set forth in this Proxy Statement. If any other matter properly comes before the Special Meeting, the persons named on the accompanying Proxy will vote the Proxy according to their best judgment.
It is important that your Common Stock be represented at the Special Meeting, regardless of the number of shares of Common Stock that you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope that has been enclosed, at your earliest convenience.
The Board of Directors of Novint Technologies, Inc.

/s/ Tom Anderson By: Tom Anderson
Chairman
Dated: May 14, 2007

PROXY	PROXY
NOVINT TECHNOLOGIES, INC.
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement and appoints Tom Anderson and Aidan Foley, each of them, with full power of substitution, the Proxy of the undersigned, to vote all shares of Novint Technologies, Inc. (the “Company”) held of record by the undersigned as of the close of business on May 3, 2007, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 on June 19, 2007 at 1:00 p.m. Local Time. The shares represented by this Proxy shall be voted in the manner set forth below.
1.	To amend and restate the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 to 150,000,000 and to cancel the authorized shares of the Company’s Series A Preferred Stock.
¨  FOR      ¨  AGAINST      ¨  ABSTAIN
2.	To amend and restate the Novint Technologies, Inc. 2004 Stock Incentive Plan to increase the number of authorized shares from 3,500,000 to 7,500,000.
¨  FOR      ¨  AGAINST      ¨  ABSTAIN
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
(PLEASE DATE AND SIGN ON REVERSE SIDE)
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FOR THE JUNE 19, 2007 SPECIAL MEETING.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS IN SPACE PROVIDED.
In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.
     NEW ADDRESS:
NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Dated:

Signature:	Dated:

EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NOVINT TECHNOLOGIES, INC.
     Novint Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:
     A. The name of the Corporation is Novint Technologies, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 13, 2001. The original name of the Corporation was Novint Technologies (Delaware), Inc.
     B. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation such that the total number of shares of all classes of capital stock which the Corporation is authorized to issue shall hereafter be one hundred fifty million (150,000,000) shares, consisting of 150,000,000 shares of common stock with a par value of $0.01 per share designated as the “Common Stock” of the Corporation.
     C. The text of the Certificate of Incorporation as hereby amended or supplemented reads as set forth in Exhibit A attached hereto.
     IN WITNESS WHEREOF, Novint Technologies, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Thomas G. Anderson, a duly authorized officer of the Corporation, on                     , 2007.

NOVINT TECHNOLOGIES, INC.

Thomas G. Anderson
Chief Executive Officer

EXHIBIT A
ARTICLE ONE
     The name of the Corporation is NOVINT TECHNOLOGIES, INC.
ARTICLE TWO
     The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
ARTICLE FOUR
     The Corporation is authorized to issue one class of stock to be designated common stock (“Common Stock”). The total number of shares of Common Stock that the Corporation is authorized to issue is 150,000,000, par value $0.01 per share.
ARTICLE FIVE
     The Board of Directors is authorized to make, alter or repeal the by-laws of the Corporation. Election of directors need not be by written ballot
ARTICLE SIX
     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174b of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.
ARTICLE SEVEN
     The Corporation shall indemnify its officers, directors, employees, and agents to the extent permitted by the General Corporation Law of Delaware.

EXHIBIT B
NOVINT TECHNOLOGIES, INC.
AMENDED AND RESTATED
2004 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
I. PURPOSE OF THE PLAN
     This Amended and Restated 2004 Stock Incentive Plan (the “Plan”) is intended to promote the interests of Novint Technologies, Inc., a Delaware corporation (the “Corporation”) by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation. Capitalized terms not defined herein, shall have the meanings assigned to them in the attached Appendix.
II. STRUCTURE OF THE PLAN
     A. The Plan shall have a Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock.
     B. The provisions of Articles One and Three shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.
III. ADMINISTRATION OF THE PLAN
     A. The Plan shall be administered by the Board or one or more committees appointed by the Board, provided that (1) beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders, and (2) administration of the Plan may otherwise, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee. Beginning with the Section 12 Registration Date, any discretionary option grants or stock issuances to members of the Primary Committee must be authorized and approved by a disinterested majority of the Board.
     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant under its jurisdiction or any option or stock issuance thereunder.
     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV. ELIGIBILITY
     A. The persons eligible to participate in the Discretionary Option Grant are as follows:
          (i) Employees,
          (ii) non-employee members of the Board or the board of directors of any Subsidiary, and
          (iii) consultants and other independent advisors who provide services to the Corporation (or any Subsidiary).
     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.
     C. The Plan Administrator shall have the absolute discretion to grant options in accordance with the Discretionary Option Grant Program.
V. STOCK SUBJECT TO THE PLAN
     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 7,500,000 shares.
     B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled by the Corporation shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance.
     C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the number and/or class of securities for which any one person may be granted stock options under this Plan per calendar year; and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
I. OPTION TERMS
     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such option.
     A. EXERCISE PRICE.
          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, except that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date in the case of any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiary corporations.
          2. The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Three, be payable by cash or check made payable to the Corporation; provided however, the Plan Administrator may, at its sole discretion, provide grantees with the ability to exercise their options using the cashless exercise method, as set forth in their Option Agreements. Payment of the exercise price for the purchased shares must be made on the Exercise Date, except as otherwise provided by the Plan Administrator.
     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.
     C. EFFECT OF TERMINATION OF SERVICE.
          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
               (i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.
               (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution of by the Optionee’s designated beneficiary or beneficiaries of that option.
               (iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.
               (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          2. The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:
          (i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
     D. NO STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
     E. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established for the exclusive benefit of one or more family members or the Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
     F. REGISTRATION RIGHTS. The Plan Administrator may also, at its sole discretion, grant piggy back registration rights with respect to shares issuable upon exercise of the Options granted hereunder.
II. INCENTIVE OPTIONS
     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.
     A. ELIGIBILITY. Incentive Options may only be granted to Employees.
     B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
     C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
     D. FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section II.C of Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
     E. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.
III. CANCELLATION AND REGRANT OF OPTIONS
     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.
IV. CHANGE IN CONTROL/HOSTILE TAKE-OVER
     A. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent: (i) that option is, in connection with the Change in Control, assumed by the successor corporation (or Parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.
     B. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.
     C. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to: (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same; (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan; and (iii) the maximum number and/or class of securities for which any one person may be granted options under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

     D. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.
     E. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.
     F. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock.
     G. The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
     H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
ARTICLE THREE
MISCELLANEOUS
I. FINANCING
     The Plan Administrator may permit any Optionee to pay the option exercise price under the Discretionary Option Grant Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise or share purchase.
II. TAX WITHHOLDING
     The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
III. EFFECTIVE DATE AND TERM OF THE PLAN
     A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.
     B. The Plan shall terminate upon the EARLIEST of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.
IV. AMENDMENT OF THE PLAN
     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.
     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.
V. USE OF PROCEEDS
     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
VI. REGULATORY APPROVALS
     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock upon the exercise of any granted option shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.
     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
VII. NO EMPLOYMENT/SERVICE RIGHTS
     Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X. FINANCIAL REPORTS
     The Corporation shall deliver financial reports and other information if such reports and information is required to be delivered pursuant to applicable law.
APPENDIX
     The following definitions shall be in effect under the Plan:
A. BOARD shall mean the Corporation’s Board of Directors.
B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
     (i) a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;
     (ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or
     (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders accept.
C. CODE shall mean the Internal Revenue Code of 1986, as amended.
D. COMMON STOCK shall mean the Corporation’s common stock.
E. CORPORATION shall mean Novint Technologies, Inc., a Delaware corporation, and its successors.
F. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.
G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
H. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.
I. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
     (i) if the Common Stock is then listed or quoted on a Trading Market, the Fair Market Value is the daily volume weighted average price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted;
     (ii) if the Common Stock is not then listed or quoted on an Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the Fair Market Value is the most recent bid price per share of the Common Stock so reported; or

     (iii) in all other cases, the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
J. HOSTILE TAKE-OVER shall mean:
     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or
     (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (a) have been Board members continuously since the beginning of such period; or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time the Board approved such election or nomination.
K. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
L. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.
     (i) INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct.
M. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Subsidiary).
N. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.
P. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.
Q. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
R. PLAN shall mean the Corporation’s 2004 Stock Incentive Plan, as set forth in this document.
S. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

T. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.
U. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant with respect to Section 16 Insiders following the Section 12 Registration Date.
V. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not required hereunder to be administered by the Primary Committee. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants, stock bonus or other stock plan of the Corporation (or any Subsidiary).
W. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12(g) or Section 15 of the 1934 Act.
X. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
Y. SERVICE shall mean the performance of services for the Corporation (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.
Z. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares were held in escrow.
AA. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.
BB. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
CC. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.
DD. TRADING MARKET means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.
EE. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Subsidiary).